Exhibit (j)(i)

                               CONSENT OF COUNSEL

         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 52 to the Registration Statement of the Fifth Third Funds on Form N-1A under the Securities Act of 1933, as amended.

                                                     /s/ Ropes & Gray LLP

                                                     Ropes & Gray LLP




Washington, D.C.
November 26, 2003

                                      C-74